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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: December 21, 2004
              (Date of Earliest Event Reported: September 30, 2004)




                               EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)


           Delaware                           1-14365                    76-0568816
(State or other jurisdiction of       (Commission File Number)        (I.R.S. Employer
 incorporation or organization)                                      Identification No.)


                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)


                                 (713) 420-2600
              (Registrant's telephone number, including area code)

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
Item 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On September 30, 2004, we completed the sale of our ownership interests in GulfTerra Energy Partners, L.P. ("GulfTerra") and nine processing plants in South Texas to affiliates of Enterprise Products Partners, L.P. ("Enterprise"). The sales were completed in connection with the closing of the merger between GulfTerra and Enterprise. On October 7, 2004, we filed a Current Report on Form 8-K to provide the proforma financial impacts of the sales on our historical financial statements. The periods included in that filing were based on the most recent financial information available on that date. This Current Report on Form 8-K/A is being filed to provide updated financial information on the proforma impacts of these sales.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

b. Unaudited Pro Forma Financial Statements

         The accompanying unaudited pro forma financial statements are based on our historical consolidated financial statements as of and for the six months ended June 30, 2004, and for the year ended December 31, 2003, adjusted for the effects of the sales of our interests in GulfTerra and the processing plants described above. The unaudited pro forma balance sheet as of June 30, 2004, assumes these dispositions occurred on the balance sheet date. The unaudited pro forma statements of income for the six months ended June 30, 2004, and for the year ended December 31, 2003, assume these dispositions occurred on January 1, 2003. The unaudited pro forma financial statements should be read in conjunction with the historical consolidated financial statements included in our Quarterly Report on Form 10-Q for the six months ended June 30, 2004, and our Annual Report on Form 10-K for the year ended December 31, 2003, and should not be construed to be indicative of future results or results that actually would have occurred had the transactions occurred at the dates presented. In addition, these pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X. Accordingly, we have not made any assumptions or adjustments for possible increases or decreases in distributions to us from Enterprise or assumed any cost savings or synergies that might occur related to these transactions.

                              EL PASO CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 2004
                                 (In millions)

                                                               EL PASO        PRO FORMA
                                                              HISTORICAL      ADJUSTMENTS       PRO FORMA
                                                              ----------      -----------       ---------
                    ASSETS
Current assets
     Cash and cash equivalents                                 $  1,411        $ 1,022 (a)       $  2,433
     Accounts and notes receivable, net                           1,881                             1,881
     Assets held for sale and from discontinued operations        1,281           (143)(a)          1,138
     Other                                                        1,544            (12)(a)          1,524
                                                                                    (8)(a)
                                                               --------        -------           --------
          Total current assets                                    6,117            859              6,976
                                                               --------        -------           --------
Property, plant and equipment, net                               18,349            (14)(a)         18,335

Other assets
     Investments in unconsolidated affiliates                     3,517             81 (a)
                                                                                  (411)(a)          3,187
     Other                                                        4,744           (661)(a)          4,083
                                                               --------        -------           --------
          Total assets                                         $ 32,727        $  (146)          $ 32,581
                                                               ========        =======           ========

          LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities
     Accounts payable                                          $  1,506                          $  1,506
     Short-term financing obligations, including
       current maturities                                         1,574                             1,574
     Liabilities related to assets held for sale                    268            (10)(a)            258
     Other                                                        1,797              5 (a)          1,802
                                                               --------        -------           --------
          Total current liabilities                               5,145             (5)             5,140
                                                               --------        -------           --------
Long-term debt                                                   18,259                            18,259
                                                               --------        -------           --------
Other liabilities
     Deferred income taxes                                        1,335            148 (a)          1,483
     Other                                                        3,234            (84)(a)          3,150
                                                               --------        -------           --------
                                                                  4,569             64              4,633
                                                               --------        -------           --------
Commitments and contingencies

Securities of subsidiaries                                          448            (84)(a)            364
                                                               --------        -------           --------
                                                                    448            (84)               364
                                                               --------        -------           --------
Stockholders' equity
     Common stock                                                 1,950                             1,950
     Additional paid-in capital                                   4,580                             4,580
     Retained earnings                                           (1,975)          (121)(a)         (2,096)
     Other                                                         (249)                             (249)
                                                               --------        -------           --------
          Total stockholders' equity                              4,306           (121)             4,185
                                                               --------        -------           --------
          Total liabilities & stockholders' equity             $ 32,727        $  (146)          $ 32,581
                                                               ========        =======           ========

                             See accompanying notes

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

                               EL PASO CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                  (In millions)

                                                                      EL PASO          PRO FORMA
                                                                     HISTORICAL       ADJUSTMENTS       PRO FORMA
                                                                     ----------       -----------       ---------
Operating revenues                                                    $ 3,081           $ (397)(b)       $ 2,684
                                                                      -------           ------           -------
Operating expenses
  Cost of products and services                                           825             (279)(b)           546
  Operation and maintenance                                               774               (7)(b)           767
  Depreciation, depletion and amortization                                538               (6)(b)           532
  Loss on long-lived assets                                               239               (2)(b)           237
  Taxes, other than income taxes                                          130               (1)(b)           129
                                                                      -------           ------           -------
                                                                        2,506             (295)            2,211
                                                                      -------           ------           -------
Operating income                                                          575             (102)              473
                                                                      -------           ------           -------
Earnings from unconsolidated affiliates                                   198              (50)(b)           148
Other income, net                                                          67                                 67
Interest and debt expense                                                (833)                              (833)
Distributions on preferred interests of consolidated
  subsidiaries                                                            (12)                               (12)
                                                                      -------           ------           -------
Loss before income taxes                                                   (5)            (152)             (157)
Income taxes                                                              (47)              53 (c)             6
                                                                      -------           ------           -------
Loss from continuing operations                                       $   (52)          $  (99)          $  (151)
                                                                      =======           ======           =======
Basic and diluted loss per common share
  from continuing operations                                          $ (0.08)                           $ (0.24)
                                                                      =======                            =======
Basic and diluted average common
  shares outstanding                                                      639                                639
                                                                      =======                            =======

                             See accompanying notes


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

                               EL PASO CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                  (In millions)

                                                                      EL PASO          PRO FORMA
                                                                     HISTORICAL       ADJUSTMENTS       PRO FORMA
                                                                     ----------       -----------       ---------
Operating revenues                                                    $ 6,711           $ (782)(b)       $ 5,929
                                                                      -------           ------           -------
Operating expenses
  Cost of products and services                                         1,787             (617)(b)         1,170
  Operation and maintenance                                             2,121              (17)(b)         2,104
  Depreciation, depletion and amortization                              1,207              (12)(b)         1,195
  Ceiling test charges                                                     76                                 76
  Loss on long-lived assets                                               949             (166)(b)           783
  Taxes, other than income taxes                                          296                                296
                                                                      -------           ------           -------
                                                                        6,436             (812)            5,624
                                                                      -------           ------           -------
Operating income                                                          275               30               305
                                                                      -------           ------           -------
Earnings (losses) from unconsolidated affiliates                          363             (378)(b)           (15)
Other income, net                                                           1                                  1
Interest and debt expense                                              (1,787)                            (1,787)
Distributions on preferred interests of consolidated
  subsidiaries                                                            (52)                               (52)
                                                                      -------           ------           -------
Loss before income taxes                                               (1,200)            (348)           (1,548)
Income taxes                                                              584              122 (c)           706
                                                                      -------           ------           -------
Loss from continuing operations                                       $  (616)          $ (226)          $  (842)
                                                                      =======           ======           =======
Basic and diluted loss per common share
  from continuing operations                                          $ (1.03)                           $ (1.41)
                                                                      =======                            =======
Basic and diluted average common
  shares outstanding                                                      597                                597
                                                                      =======                            =======

                             See accompanying notes

                               EL PASO CORPORATION
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS


EL PASO HISTORICAL

         These amounts represent our condensed historical consolidated balance sheet and income statement information. Amounts as of and for the six months ended June 30, 2004 were derived from our Quarterly Report on Form 10-Q for the six months ended June 30, 2004. Amounts for the year ended December 31, 2003 were derived from our 2003 Annual Report on Form 10-K.


PRO FORMA ADJUSTMENTS

         These amounts represent the historical results and balances related to certain of our interests in GulfTerra which were accounted for as equity investments and the nine processing plants sold to Enterprise as of and for the periods presented. The pro forma adjusting entries reflect the following transactions:

     o The sale of all of our interest in the general partner of GulfTerra, which includes the elimination of a minority ownership in the general partner that arose from the interest previously sold to Enterprise in December 2003;
     o The redemption of our Series B units of GulfTerra which occurred in October 2003;
     o The elimination of all effects of our common units and Series C units of GulfTerra, with the exception of the amounts related to the units retained by us; and
     o The elimination of all non-affiliated effects of the nine processing plants sold.

PRO FORMA ADJUSTING ENTRIES

(a) To reflect the pro forma effects of the sale of our GulfTerra interests and South Texas processing assets on our consolidated balance sheet. The pro forma effects include the following:

        (1) Receipt of net proceeds of $1.02 billion from the sale of all of our interest in the general partner of GulfTerra, 10.9 million Series C units, 2.9 million common units, nine processing plants in South Texas, and the receipt of 9.9 percent interest in the general partner of the combined organization that has an estimated fair value of $81 million.
        (2)  Elimination of our net investment in GulfTerra of $411 million.
        (3) Elimination of goodwill included in our Field Services segment of $480 million as a result of the completion of the sale and $181 million of intangible assets associated with the assets sold.
        (4) Elimination of a portion of the previously deferred gains on prior transactions with GulfTerra of $88 million ($84 million of which was included in non-current liabilities).
        (5) Elimination of minority interest of $84 million related to the previous sale of an effective 50 percent general partner interest in GulfTerra to Enterprise in December 2003.
        (6) Elimination of the carrying value as of June 30, 2004 of the nine South Texas processing plants which were classified as assets held for sale of $143 million, $12 million of inventory, $10 million of related liabilities and $8 million of other current assets, in addition to an accrual of $1 million of selling costs.
        (7) Recording a $121 million net loss associated with the sale transaction. The amount consists of a $27 million pretax gain on the sale and income taxes of $148 million related to the non-deductibility for tax purposes of goodwill eliminated in the sale transaction.
        (8) Sale of property, plant and equipment in the amount of $14 million used by general and administrative staff in support of GulfTerra operations, and accrual of $8 million in selling costs.

(b) To reflect the pro forma effects of the sale of our GulfTerra interests and South Texas processing assets on our consolidated income statements. The pro forma effects include the following:


        (1) Adjustment for the historical results of operations for our South Texas Processing Plants, including impairment charges recorded during 2003 and 2004 on these assets;

        (2) Reduction of earnings from unconsolidated affiliates for (i) our general partner interests, (ii) all Series C units, (iii) all Series B units redeemed by GulfTerra during 2003, and (iv) the proportional share of income on GulfTerra common units sold; and

        (3) Elimination of gains (losses) recorded in earnings from unconsolidated affiliates during 2003 and 2004 on sales of our GulfTerra interests, including the gain on the sale of an effective 50 percent general partner interest to Enterprise; realized gains in 2003 on our sale of GulfTerra common units; and a realized loss on GulfTerra's redemption of our Series B units in 2003.

(c) To reflect income taxes related to income statement adjustments at a statutory tax rate of 35 percent, which is different from our effective tax rate.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EL PASO CORPORATION



                                         By:       /s/ JEFFREY I. BEASON
                                            ------------------------------------
                                                      Jeffrey I. Beason
                                            Senior Vice President and Controller
                                               (Principal Accounting Officer)


Date:  December 21, 2004


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